Form N-SAR
Item 77O

Name of Registrant:     North American Variable Product Series II

Name of Portfolio:      North American Small Cap Growth Fund

Issuer:         Weight Watchers International Inc.

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        First Boston Brokerage Co.

Underwriting Syndicate Members:

Credit Suisse First Boston Corp Goldman, Sachs & Co.
Salomon Smith Barney Inc.       Merrill Lynch, Pierce, Fenner & Smith
Inc.
ABN AMRO Rothschild LLC Banc of America Securities LLC
Bear, Stearns & Co. Inc.        Deutsche Banc Alex Brown Inc.
A. G. Edwards & Sons, Inc.      Invemed Associates LLC
Lehman Brothers Inc.    J. P. Morgan Securities Inc.
Prudential Securities Inc.      RBC Dain Rauscher Inc.
Scotia Capital (USA) Inc.       Robert W. Baird & Co. Inc.
Davenport & Company LLC Gruntal & Co., L.L.C.
Janney Montgomery Scott LLC     Johnston, Lemon & Co. Inc.
Edward D. Jones & Co., L.P.     C.L. King & Associates, Inc.
Legg Mason Wood Walker, Inc.    Parker/Hunter Inc.
Raymond James & Associates, Inc.        Sanders Morris Harris
SunTrust Capital Markets, Inc.  The Williams Group, L.P.
U.S. Bancorp Piper Jaffray Inc.

Date Offering Commenced:        11/14/01

Date of Purchase:               11/14/01

Principal Amount of Offering:   $417,600,000.00

Offering price: $24.00

Purchase price: $24.00

Commission, spread or profit:   $1.26share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 140,775 shares

Form N-SAR
Item 77O

Name of Registrant:     North American Variable Product Series II

Name of Portfolio:      North American Small Cap Growth Fund

Issuer:         Alamosa Holdings Inc.

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        Smith Barney

Underwriting Syndicate Members:

J.P. Morgan Securities, Inc.
	Salomon Smith Barney Inc.                       Merrill Lynch, Pierce,
Fenner & Smith Inc.
	Bear, Stearns & Co. Inc.                        William Blair &
Company, L.L.C.
	First Union Securities, Inc.                    Goldman, Sachs &
Co.

Date Offering Commenced:        11/06/01

Date of Purchase:               11/06/01

Principal Amount of Offering:   $66,892,800.00

Offering price: $14.75

Purchase price: $14.75

Commission, spread or profit:   $0.814/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 116,874shares


Form N-SAR
Item 77O

Name of Registrant:     North American Variable Product Series II

Name of Portfolio:      North American Mid Cap Value Fund

Issuer:         Principal Financial Group
Inc.

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        Goldman, Sach & Co.

Underwriting Syndicate Members:

Credit Suisse First Boston Corp.                        Goldman Sachs & Co.
	JP Morgan Securities, Inc.                      Merrill Lynch Pierce
Fenner & Smith, Inc.
	Banc of America Securities LLC                  BNY Capital Markets,
Inc.
	Bear Stearns & Co, Inc.                 Salomon Smith
Barney Inc.
	Epoch Securities, Inc.                  Banc of America
Securities LLC
	A.G. Edwards & Sons, Inc.                       Lehman Brothers Inc.
	Fox-Pitt, Kelton Inc.                   Samuel A. Ramirez &
Company Inc.
	UBS Warburg LLC                 ABN AMRO
Rothschild LLC
	Sanford C. Bernstein & Co., Inc.                        Dain Rauscher Inc.
	Epoch Securities, Inc.                  First Union Securities,
Inc.
	Keefe, Bruyette & Woods, Inc.                   Prudential Securities
Inc.
	Putnam Lovell Securities Inc.                   RBC Dominion
Securities Corp.
	Robertson Stephens, Inc.                        Sandler O'Neill &
Parnters, L.P.
	Utendahl Capital Partners, L.P.                 Wells Fargo Van
Kasper, LLC
	The Williams Capital Group, L.P.                        BNY Capital Markets,
Inc.
	M.R. Beal & Company                     Chatsworth Securities
LLC
	Doley Securities, Inc.                  Guzman & Company
	Legg Mason Wood Walker, Inc.                    Mitchell Securities
Corp of Oregon
	Neuberger Berman, LLC                   Raymond James &
Associates, Inc.
	Muriel Siebert & Co., Inc.                      Sturdivant & Co., Inc.

Date Offering Commenced:        10/22/01

Date of Purchase:               10/22/01

Principal Amount of Offering:   $100,000,000.00

Offering price: $18.50

Purchase price: $18.50

Commission, spread or profit:   $.805/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 40,259 shares
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